                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Panhandle Royalty Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

NOTICE OF ANNUAL SHAREHOLDERS MEETING
TO BE HELD FEBRUARY 26, 1999


     Notice is hereby given that the annual meeting of the shareholders of Panhandle Royalty Company (the "Company") will be held at the Hilton Inn Northwest, 2945 N.W. Expressway, Oklahoma City, Oklahoma, on February 26, 1999, at 9:00 A.M., for the following purposes:

     1.    To elect three directors;

     2. To ratify the selection of Ernst & Young LLP as independent auditors for the Company;

     3. To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on January 12, 1999, shall be entitled to vote at the meeting.

     IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE PREPAID ENVELOPE ENCLOSED FOR YOUR CONVENIENCE.

     YOUR VOTE IS IMPORTANT.


                                         By order of the board of directors


                                         /s/ MICHAEL C. COFFMAN
                                         -------------------------------------
                                         Michael C. Coffman, Secretary



Oklahoma City, Oklahoma
January 22, 1999

PANHANDLE ROYALTY COMPANY
GRAND CENTRE, SUITE 210
5400 N. GRAND BOULEVARD
OKLAHOMA CITY, OK  73112

January 22, 1999


PROXY STATEMENT

     The accompanying proxy is solicited by the board of directors of Panhandle Royalty Company (the "Company") for use at the annual meeting of shareholders (the "meeting") to be held Friday, February 26, 1999, and at any adjournment(s) thereof.

     When the proxy is properly executed and returned, the shares it represents will be voted at the meeting in accordance with any directions noted thereon. If no direction is indicated, it is the intention of the persons named on the enclosed proxy to vote the proxy for the nominees for director set forth thereon, and for the ratification of the selection of Ernst & Young LLP, as independent auditors for the Company. Should other matters come before the meeting, the proxy will be voted as the board of directors of the Company may, in its discretion, determine.

     If the enclosed form of proxy is executed and returned, it nevertheless may be revoked at any time before it is exercised, by signing and sending to the Company a later dated proxy or a written revocation, or by attending the meeting and voting in person.

     The mailing address of the Company is Grand Centre, Suite 210, 5400 N. Grand Blvd., Oklahoma City, OK 73112. It is anticipated that the proxies and proxy statements will be mailed to shareholders on or about January 22, 1999.

     The cost of the solicitation will be borne by the Company. It is not contemplated that the solicitation will be other than by mail.

VOTING SECURITIES

     The articles of incorporation of the Company provide for one vote for each owner of class A common stock, irrespective of the number of shares of class A common stock owned by the shareholder. At the meeting, unless specifically provided otherwise by the Oklahoma General Corporation Act, each holder of class A common stock shall be entitled to cast one vote. Votes may be cast by shareholders either in person or by proxy. The owner of class B common stock has no voting rights.

     All holders of class A common stock of record at the close of business January 12, 1999, shall be eligible to vote. As of January 12, 1999, there were 682,524 shares of the Company's class A common stock of record, held by 2,134 shareholders. To the best knowledge of the Company, no individual or group, as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, owns, beneficially or of record, more than five percent of its voting stock.

     The holders of a majority of shares of class A common stock issued and outstanding must be present at the meeting, in person or by proxy, to constitute a quorum.



                                       (1)

     A proxy is enclosed for your signature. Please return it immediately, dated and signed exactly as the stock appears in your name. If stock is held in joint tenancy, both joint tenants should sign the proxy card. Proxies for stock held by a corporation should be signed in the full corporate name, by the president or other authorized officer. In the event the record owner of stock is deceased, the personal representative, executor or administrator should sign the proxy and a certified copy of the letters of appointment should be attached to the proxy.

     The Company knows of no arrangement, the operation of which would result in a change in control of the Company at any future date.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of January 12, 1999, the number of shares of the Company's class A common stock beneficially owned by each director and nominee for director of the Company, and by all directors and officers of the Company as a group, the nature of the beneficial ownership of such shares, and the percent of the outstanding shares of such stock represented by the number of shares owned by such person or group:

                               AMOUNT AND NATURE                    PERCENT OF
DIRECTOR OR GROUP           OF BENEFICIAL OWNERSHIP                   CLASS
-----------------           -----------------------                 ----------
Michael A. Cawley            100 shares, sole voting                    *
                             and investment powers

Sam J. Cerny                 1,200 shares, sole voting                  *
                             and investment powers

E. Chris Kauffman            3,100 shares, shared voting                *
                             and investment powers

H W Peace II                 8,371 shares, shared voting               1.2%
                             and investment powers

Ray H. Potts                 160 shares, shared voting                  *
                             and investment powers

Robert A. Reece              5,848 shares, sole voting                  *
                             and investment powers

Jerry L. Smith               7,024 shares, sole voting                 1.0%
                             and investment powers

All directors and            10,392 shares, shared voting              1.5%
officers as a                and investment powers
group (9 persons)
                             27,103 shares, sole voting                4.0%
                             and investment powers

                             37,495 shares, total                      5.5%

* Less than 1% owned



                                       (2)

PROPOSAL NUMBER ONE:  ELECTION OF DIRECTORS

     The following persons are the present directors of the Company:

                                                POSITIONS AND OFFICES                    SERVED AS
                                                PRESENTLY HELD WITH                      DIRECTOR           PRESENT
NAME                         AGE                THE COMPANY                              SINCE              TERM ENDS
----                         ---                ---------------------                    ---------          ---------
Michael A. Cawley            51                 Director                                 1991               Feb. 2001

Sam J. Cerny                 66                 Director                                 1993               Feb. 2000

E. Chris Kauffman            58                 Director                                 1991               Feb. 2000

H W Peace II                 63                 Director, Chief                          1991               Feb. 1999
                                                Executive Officer and
                                                President

Ray H. Potts                 66                 Director                                 1997               Feb. 2001

Robert A. Reece              54                 Director                                 1986               Feb. 1999

Jerry L. Smith               58                 Director, Chairman of                    1987               Feb. 1999
                                                the Board

All those named above also hold office in the Company's inactive subsidiary, PHC, Inc.

     There are three vacancies for three year terms beginning February 1999. Nominees for the vacancies are HW Peace II, Robert A. Reece and Jerry L. Smith. The board of directors of the Company has no reason to believe that any of the nominees will be unable to serve as director. However, if any nominee should be unable, for any reason, to accept nomination or election, it is the intention of the persons named in the enclosed proxy to vote those proxies for the election of such other person, or persons, as the board of directors of the Company may, in its discretion, determine.


                     THE DIRECTORS RECOMMEND THAT THE SHAREHOLDERS ELECT

                         HW PEACE II, ROBERT A. REECE AND JERRY L. SMITH



                                       (3)

     The following is a list of the current executive officers of the Company, all of whom hold office at the discretion of the board of directors. Any officer may be removed from office, with or without cause, at any time by the board of directors.

                                                   POSITIONS AND OFFICES
                                                   PRESENTLY HELD WITH                           OFFICER
NAME                          AGE                   THE COMPANY                                  SINCE
----                          ---                  ---------------------                         -------
Jerry L. Smith                58                   Chairman of the Board                           1997

H W Peace II                  63                   Director, Chief Executive                       1991
                                                   Officer and President

Michael C. Coffman            45                   Vice-President, Chief                           1990
                                                   Financial Officer,
                                                   Secretary and Treasurer

Wanda C. Tucker               62                   Vice-President of Land                          1990


     All those named above also hold office in the Company's inactive subsidiary, PHC, Inc.

INFORMATION REGARDING NOMINEES, DIRECTORS AND OFFICERS

Michael A. Cawley is an attorney and is the president and chief executive officer of the Samuel Roberts Noble Foundation, Inc. He has been employed by the Noble Foundation for the last eight years. Prior to joining the Noble Foundation, he was engaged in the practice of law in Ardmore, Oklahoma, with the firm of Thompson & Cawley. He is also a director of Noble Drilling Corporation and Noble Affiliates, Inc.

Sam J. Cerny is a geological engineer and has been employed by Shell Oil Company, Cleary Petroleum Corporation and it's successor company, Grace Petroleum Corporation, where he served as President/CEO from 1976 to 1991. He is a past president of the Oklahoma Independent Petroleum Association and is active as a petroleum management consultant.

E. Chris Kauffman is a vice-president of Campbell-Kauffman, Inc., an independent insurance agency in Oklahoma City. He had been involved with the Agency since it was formed in 1981. In addition, he is the chief financial officer and treasurer of the Insurance Center Agency, Inc. He is also a director of First State Bank in Oklahoma City and is chairman of the Central Oklahoma Transportation & Parking Authority.

Robert A. Reece is an attorney, and for the last five years has been of counsel with the firm of Crowe & Dunlevy. He is active in the management of his family's investments.

H W Peace II holds bachelors and masters degrees in geology. For thirty-five years he has been employed as a geologist, in management or as an officer and/or director with companies in the petroleum industry. He has been employed by Union Oil Company of California, Cotton Petroleum, and Hadson Petroleum Corporation. He has been president of the Company since 1991.

Jerry L. Smith for the last eight years has been the owner of Smith Capital Corporation in Dallas. This corporation is a private investment firm focusing on commercial real estate and securities. Mr. Smith also serves as Treasurer and as a Director of the Association of Graduates of the United States Air Force Academy.



                                       (4)

Ray H. Potts holds a master's degree in geology from the University of Missouri. He was employed for six years as an exploration geologist for the Pure Oil Company and in 1967 formed Potts-Stephenson Exploration Company, later changed to PSEC, Inc. In 1997 PSEC, Inc. was sold to ONEOK Resources Company. Mr. Potts is currently active in the oil and gas industry and has been involved in several national and state trade associations, geological societies and numerous civic activities.

Michael C. Coffman is a certified public accountant. Since 1975, he has worked in public accounting and as a financial officer of three publicly owned companies involved in the oil and gas industry. He has been an officer of the Company for the last nine years.

Wanda C. Tucker has been a full-time employee of the Company since 1978 and has served in various positions with the Company and has held the position of Vice President of Land for the past nine years.

     None of the organizations described in the business experiences of the Company directors and officers are parents, subsidiaries, or affiliates of Panhandle Royalty Company.

     The board of directors has three committees. The audit committee is composed of three directors; Sam J. Cerny, Robert A. Reece, and Jerry L. Smith, all of whom are outside directors. The audit committee recommends engagement of the independent auditors, considers the fee arrangement and audit results, reviews the Company's financial statements, and considers the comments of the auditors on internal controls. This committee met one time during the last fiscal year. A compensation committee composed of three directors, Michael A. Cawley, E. Chris Kauffman and H W Peace II, met one time during 1998. The committee reviews officer performance, and recommends compensation amounts for officers and directors. The retirement committee composed of E. Chris Kauffman, Robert A. Reece, Ray H. Potts and Michael C. Coffman, Vice President, oversee the administration of the Company's Employee Stock Ownership Plan. This committee met once during the year.

     During the fiscal year ended September 30, 1998, the board of directors held six meetings. At each meeting a quorum of directors were present.

REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the remuneration received by the Company's executive officers for services, in all capacities, to the Company and its subsidiary during the fiscal year ended
September 30, 1998.

Summary Compensation Table

       NAME AND                                                                                      ALL
       PRINCIPAL                                                                                     OTHER
       POSITION                      YEAR                 SALARY               BONUS                 COMPENSATION
       --------                      ----                 ------               -----                 ------------
       H W Peace II                  1998                $122,750             $25,600                $ 22,215 (1)
       President &                   1997                $113,750             $25,600                $ 20,903 (1)
       Chief Exec.                   1996                $108,750             $15,600                $ 18,653 (1)
       officer

       (1) Represents value of 846 shares for 1998, 702 shares for 1997, and 888 shares for 1996 of Company stock contributed to the Panhandle Employee Stock Ownership Plan (ESOP) on Mr. Peace's behalf. The ESOP is a defined contribution plan, non-voluntary and non-contributory and serves as the retirement plan for the Company's employees. Contributions are at the discretion of the board of directors and, to date, all contributions have been made in shares of Company stock. Contributions are allocated to all participants in proportion to their salaries for the plan year and 100% vesting occurs after three years' of service.



                                       (5)

     Outside directors are paid $1,000, plus travel expenses, for attending each meeting of the board of directors and $200 for each committee meeting of the board. Any director who must travel in excess of 50 miles to attend a meeting receives an additional $100 for each meeting. Outside directors can elect to be included in the Panhandle Royalty Company Deferred Compensation Plan For Non-Employee Directors (the "Plan"). The Plan provides that each eligible director can individually elect to receive shares of Company stock rather than cash for board meeting fees and board committee meeting fees. These unissued shares are credited to each directors deferred fee account at the fair market value of the shares on the date of the meeting. Upon retirement, termination or death of the director, or upon a change in control of the Company, the shares accrued under the Plan will be either issued to the director or may be converted to cash, at the directors' discretion, at the fair market value of the shares on the conversion date, as defined.

     In addition to the above, Jerry L. Smith, chairman of the board of directors, who is not an employee of the Company, is entitled to receive a $100 per hour fee for time spent, other than board or committee meetings, on Company business. During fiscal 1998 and 1997, no payments were made to Mr. Smith, under this arrangement.

PROPOSAL NUMBER TWO:  SELECTION OF INDEPENDENT AUDITORS

     The board of directors of the Company has selected the certified public accounting firm of Ernst & Young LLP as independent auditors to be employed by the Company, subject to ratification by the shareholders of the Company at the meeting. Ernst & Young LLP served as independent auditors for the Company during the Company's last fiscal period. A vote of the majority of the shareholders present at the meeting, in person or by proxy, is required for approval of this proposal.

     A representative of Ernst & Young LLP is expected to be present at the meeting to respond to appropriate questions, and will have an opportunity to make a statement if so desired.

                  THE DIRECTORS RECOMMEND THAT THE SHAREHOLDERS
                    RATIFY THE SELECTION OF ERNST & YOUNG LLP
                             AS INDEPENDENT AUDITORS



                                       (6)

ANNUAL FINANCIAL REPORT

     Copies of the annual report to shareholders for the fiscal year ended September 30, 1998 are being mailed simultaneously with this proxy statement.

OTHER MATTERS

     The board of directors of the Company is aware of no other matters which may come before the annual meeting. If any such matters should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy as the board of directors may, in its discretion, determine.

FUTURE PROPOSALS

     If a shareholder wishes to submit a proposal for presentation at the 2000 annual meeting of shareholders, such proposal must be received at the Company's principal office on or before September 24, 1999, if it is to be included in the Company's Proxy Statement for that meeting.

FORM 10-KSB

     A copy of the annual report to the Securities and Exchange Commission on FORM 10-KSB is available, free of charge, upon request made to:



                                  Michael C. Coffman, Secretary
                                  Panhandle Royalty Company
                                  5400 N. Grand Blvd. - Suite #210
                                  Oklahoma City, OK 73112




                                  By Order of the Board of Directors


                                  /s/ MICHAEL C. COFFMAN
                                  -----------------------------------
                                  Michael C. Coffman, Secretary


January 22, 1999



                                      (7)

                                    P R O X Y

PANHANDLE ROYALTY COMPANY, GRAND CENTRE #210, 5400 N. GRAND BLVD., OKLAHOMA
                                 CITY, OK 73112
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint Diane M. Coleman, Dorretta K. Moore, Wanda C. Tucker, and each of them, proxies and authorize them to represent and to cast a vote for the undersigned on each proposal, as designated below, at the annual meeting of stockholders to be held on February 26, 1999, or any adjournments thereof. Should other matters properly come before the meeting, the proxies are further authorized to vote thereon as the Board of Directors may, in its discretion, direct.

      1. ELECTION OF DIRECTORS   (Three vacancies, each for a 3-year term)

               HW Peace II      [ ] FOR      [ ] WITHHOLD AUTHORITY TO VOTE FOR
               Robert A. Reece  [ ] FOR      [ ] WITHHOLD AUTHORITY TO VOTE FOR
               Jerry L. Smith   [ ] FOR      [ ] WITHHOLD AUTHORITY TO VOTE FOR

      2. Proposal to ratify selection of Ernst & Young LLP, as independent auditors for the Company.

              [ ] FOR       [ ] AGAINST      [ ] WITHHOLD AUTHORITY TO VOTE FOR

                          (PLEASE SIGN ON REVERSE SIDE)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL 2.

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW
                                                 Dated: ________________ 1999




                                                 ------------------------------
                                                 Signature


                                                 ------------------------------
                                                 Signature, if held jointly

WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.